KKR Real Estate Finance Trust Inc. Fourth Quarter and Full Year 2020 Supplemental Information February 16, 2021

Legal Disclosures 2 This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the severity and duration of the COVID-19 pandemic; potential risks and uncertainties relating to the ultimate geographic spread of COVID-19; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact; the potential negative impacts of COVID-19 on the global economy and the impacts of COVID-19 on the Company’s financial condition and business operations; deterioration in the performance of the properties securing our investments that may cause deterioration in the performance of our investments and, potentially, principal losses to us; difficulty or delays in redeploying the proceeds from repayments of our existing investments; the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests; the level and volatility of prevailing interest rates and credit spreads; adverse changes in the real estate and real estate capital markets; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; difficulty in obtaining financing or raising capital; adverse legislative or regulatory developments; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; acts of God such as hurricanes, earthquakes and other natural disasters, pandemics such as COVID-19, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/ or losses to the Company or the owners and operators of the real estate securing the Company’s investments; deterioration in the performance of properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments and, potentially, principal losses to the Company; defaults by borrowers in paying debt service on outstanding indebtedness; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; the availability of qualified personnel and the Company’s relationship with our Manager; KKR controls the Company and its interests may conflict with those of the Company’s stockholders in the future; the Company’s qualification as a REIT for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940; authoritative GAAP or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the “SEC”), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I—Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in the Company’s filings with the SEC. All forward looking statements in this presentation speak only as of February 16, 2021. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of December 31, 2020 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

3 KKR Real Estate Finance Trust Inc. Overview Best In Class Portfolio Conservative Balance Sheet Fully Integrated with KKR $5.0 Billion Investment Portfolio 98.5% Senior Loans 81% Multifamily & Office $118 Million Average Loan Size 8.6% Unfunded Purpose built portfolio of senior loans secured primarily by lighter transitional, institutional multifamily and office properties owned by high quality sponsors. $6.1 Billion Financing Capacity 83% Fully Non-Mark-to-Market(1) Conservative liability management focused on diversified non-mark-to-market financing capacity 36% KKR Ownership in KREF $482 Million Current Liquidity(2) $252 Billion Global AUM $20 Billion Balance Sheet $15 Billion Real Estate AUM(3) 90 Real Estate Professionals One firm culture that rewards investment discipline, creativity, determination and patience and emphasizes the sharing of information, resources, expertise and best practices (1) Based on outstanding face amount of secured financing, including non-consolidated senior interests, and excludes convertible notes and the corporate revolving credit facility. 100% of financings are non-mark-to-capital markets marks. (2) Includes $110.8 million in cash and $335.0 million undrawn corporate revolver capacity. (3) Figures represent AUM across all KKR real estate transactions.

# Fourth Quarter and Full Year 2020 Highlights

**Financials**

- 4Q Net income(1) of $0.52 per diluted share and Distributable Earnings(2) of $0.48 per diluted share ($0.96 and $1.95, respectively, for full year 2020); 113% dividend coverage in 2020
- Book value(3) of $18.76 per share, compared to $18.73 per share in 3Q'20
  - Earnings benefited from low LIBOR given in-place rate floors; approximately 85% of the loan portfolio is subject to LIBOR floor of at least 1.0% with a weighted average floor of 1.64%, resulting in book value accretion
  - Book value(3) per share inclusive of ($1.09) per share CECL allowance

**Originations**

- Originated six floating-rate senior loans totaling $515.4 million and one floating-rate real estate corporate loan for $50.0 million, and funded $83.4 million on previously originated loans in 4Q
- Subsequent to year-end, originated two floating-rate senior loans totaling $274.5 million

**Portfolio**

- $5.0 billion predominantly senior loan portfolio
  - Multifamily and office assets represent 81% of loan portfolio; only 9% of portfolio is comprised of hospitality and retail assets
  - Weighted average risk rating of 3.1
  - Received $534.6 million in loan repayments and collected 97.9% and 97.1% of interest payments due on loan portfolio in 4Q'20 and January 2021, respectively

**Liquidity & Capitalization**

- $481.8 million of available liquidity, including $110.8 million of cash and $335.0 million undrawn on the corporate revolver
- 83% of financing is fully non-mark-to-market and the remaining balance is only mark-to-credit
- 4Q Net repayments of $271.4 million on financing facilities

Note: Net income attributable to common stockholders per share and Distributable Earnings per share are based on diluted weighted average shares outstanding for the quarter ended December 31, 2020; book value per share is based on shares outstanding as of December 31, 2020.

(1) Represents Net Income attributable to common stockholders.

(2) Commencing for all periods ending on or after December, 31, 2020, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Such measure replaces our prior presentation of Core Earnings. See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP.

(3) Book value per share includes the year-to-date ("YTD") impact of a ($0.2) million, or $0.00 per common share, non-cash redemption value adjustment to our redeemable Special Non-Voting Preferred Stock ('SNVPS'), resulting in a cumulative (since issuance of the SNVPS) decrease of $1.9 million to our book value as of December 31, 2020.

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KKR REAL ESTATE FINANCE TRUST

4Q'20 Financial Summary 5 (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) Represents (i) total debt less cash to (ii) total permanent equity. The debt-to-equity ratio, adjusted for the impact of CECL allowance for credit losses, is 1.8x at 4Q'20. (3) Represents (i) total leverage less cash to (ii) total permanent equity. The total leverage ratio, adjusted for the impact of CECL allowance for credit losses, is 3.4x at 4Q'20. (4) Book value per share includes (i) CECL credit loss allowance of ($60.7) million or ($1.09) per common share, (ii) write-off of ($4.7) million or ($0.08) per common share on the Company’s $5.5 million mezzanine loan, and (iii) the YTD impact of ($0.2) million, or $0.00 per common share, non-cash redemption value adjustment to our redeemable SNVPS, resulting in a cumulative (since issuance of the SNVPS) decrease of $1.9 million to our book value as of December 31, 2020. Income Statement Balance Sheet ($ in Millions) ($ in Millions)4Q20 Net Interest Income $34.4 Other Income 1.3 Operating Expenses and Other (10.3) Benefit From Credit Loss Provision 3.4 Net Income Attributable to Common Stockholders $28.8 Weighted Average Shares Outstanding, Diluted 55,669,230 Net Income per Share, Diluted $0.52 Distributable Earnings(1) $26.5 Distributable Earnings per Share, Diluted(1) $0.48 Dividend per Share $0.43 4Q20 Total Portfolio $4,905.4 Term Credit Facilities 673.1 Term Lending Agreement 900.0 Asset Specific Financing 60.0 Secured Term Loan 300.0 Convertible Notes 143.8 Total Debt $2,076.9 Term Loan Facility 948.2 Collateralized Loan Obligation 810.0 Total Leverage $3,835.1 Cash 110.8 Total Permanent Equity 1,043.6 Debt-to-Equity Ratio(2) 1.9x Total Leverage Ratio(3) 3.6x Shares Outstanding 55,619,428 Book Value per Share(4) $18.76

$18.45 $18.57 $18.73 $18.76 $1.22 $1.16 $1.16 $1.09 1Q'20 2Q'20 3Q'20 4Q'20 BVPS Post-CECL CECL Impact $19.73$19.67 Recent Operating Performance 6 (1) Represents Net Income attributable to common stockholders. (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. Net Income(1) and Distributable Earnings(2) ($0.61) $0.52 $0.56 $0.52 $0.44 $0.45 $0.58 $0.48 1Q'20 2Q'20 3Q'20 4Q'20 Net Income per Diluted Share Distributable Earnings per Diluted Share Dividends and Book Value Per Share Dividend per share: Dividend yield on book value per share: Net income: Distributable earnings: $19.85 $19.89 ($ in Millions) 1Q'20 ($35.2) $25.3 4Q'20 $28.8 $26.5 3Q'20 $31.4 $32.5 2Q'20 $28.6 $25.0 1Q'20 $0.43 9.3% 2Q'20 $0.43 9.3% 3Q'20 $0.43 9.2% 4Q'20 $0.43 9.2% $0.43

67% 97% 98% 6% 27% 0% 20% 40% 60% 80% 100% At IPO 4Q'18 4Q'20 Senior Loan Mezz/Other Loan Securities <2%<3% Conservative Portfolio Construction 7 $50 $100 $118 $0 $50 $100 $150 At IPO 4Q'18 4Q'20 Average Funded Loan Size 62% 86% 81% 31% 7% 9% 0% 20% 40% 60% 80% 100% At IPO 4Q'18 4Q'20 Multifamily and Office Hospitality and Retail 23% 10% 9% 0% 5% 10% 15% 20% 25% At IPO 4Q'18 4Q'20 Investment Portfolio Evolution Property Type Evolution Future Funding as a Percentage of Total Commitments ($ in Millions) Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine/other loans.

$5,075 $5,233 $5,257 $5,035 $4,998 $621 $338 $593 $78 $512 $52 $462 $498 $472 $180 $54 $274 $535 4Q'19 Portfolio 1Q'20 Fundings 1Q'20 Repayments 1Q'20 Portfolio 2Q'20 Fundings 2Q'20 Repayments 2Q'20 Portfolio 3Q'20 Fundings 3Q'20 Repayments 3Q'20 Portfolio 4Q'20 Fundings 4Q'20 Repayments 4Q'20 Portfolio Last Twelve Months Loan Activity 8 (1) Includes capital committed to our investment in an aggregator vehicle that invests in CMBS. (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us. (3) Includes $1.9 million, $1.4 million and $1.0 million PIK interest for 4Q’20, 3Q’20 and 2Q’20, respectively. (4) Includes $1.2 million vertical loan syndications for 3Q’20. (5) Gross of write-off of $4.7 million on a $5.5 million mezzanine loan. Portfolio Funding Activity – Outstanding Principal(1) $5,826 Future Funding Obligations(2) $5,696 (3) $5,769 ($ in Millions) $5,497 (5)(3) (3) $5,470 (5)(4)(5)

# 4Q'20 Loan Originations – Select Case Studies

| Investment | Denver Multifamily | Arlington Multifamily | Oakland Office |
|---|---|---|---|
| Loan Type | Floating-Rate Senior Loan | Floating-Rate Senior Loan | Floating-Rate Senior Loan |
| Loan Size | $40.0 million[1] | $70.9 million[2] | $159.7 million[3] |
| Location | Denver, CO | Arlington, VA | Oakland, CA |
| Collateral | 168-unit Class-A Multifamily | 360-unit Class-A Multifamily | Class-A Office Portfolio totaling 1.0 mm SF |
| Loan Purpose | Refinance | Refinance | Acquisition |
| LTV[4] | 49% | 73% | 65% |
| Investment Date | October 2020 | October 2020 | October 2020 |
| Asset Photos |  |  |  |

(1) The total whole loan is $80.0 million, co-originated and co-funded by KREF and a KKR affiliate on a pari passu basis. KREF's interest is 50% of the loan.
(2) The total whole loan is $141.8 million, co-originated and co-funded by KREF and a KKR affiliate on a pari passu basis. KREF's interest is 50% of the loan.
(3) The total whole loan is $509.9 million, co-originated and co-funded by KREF and a KKR affiliate. KREF's interest was 31% of the loan, of which $134.7 million in senior notes were syndicated to third party lenders. Post syndication, KREF retained a mezzanine loan with a total commitment of $25.0 million, of which $14.8 million was funded as of December 31, 2020, at an interest rate of L + 12.9%.
(4) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated.

9

4Q’20 Loan Originations – Select Case Studies 10 Investment Denver Industrial Austin Multifamily Washington D.C. Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $95.8 million $80.0 million $69.0 million Location Denver, CO Austin, TX Washington, D.C. Collateral Three Class–A Buildings totaling 1.5 mm RSF 390-unit Class-A Multifamily 250-unit Class-A Multifamily Loan Purpose Construction Refinance Refinance LTV(1) 76% 77% 63% Investment Date December 2020 December 2020 December 2020 Asset Photos (1) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated.

Multifamily 50% Office 31% Condo (Residential) 6% Retail 5% Hospitality 4% Industrial 2% Student Housing 1% Floating 99.9% Fixed 0.1% Senior Loans 98.5% Mezz/Other 1.5% Class-A 88% Class-B 12% Multifamily Class-A 76% Class-B 24% Office KREF Loan Portfolio by the Numbers 11 Geography(2) Investment Type(3) Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine loans. (1) As of February 12, 2021. (2) Map excludes $5.5 million Midwest Mezzanine portfolio and $50.0 million real estate corporate loan. (3) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage and excludes vertical loan syndications. Property Type Interest Rate Type $2,083 $4,134 $5,075 $4,998 4Q'17 4Q'18 4Q'19 4Q'20 Total Portfolio Growth Current Portfolio: $5.3 billion(1) Including net funding and repayment activity subsequent to quarter-end 14% 10% 13% 9% 6% 6% 7% 9% 8% Other <5%, 18% ($ in Millions)

0% 7% 77% 14% 1 2 3 4 5 0% 5% 79% 14% 2% 1 2 3 4 5 Portfolio Credit Quality Remains Strong • Loan portfolio is 97.7% performing 12 Loan-to-Value(1,2) Risk Rating Distribution(2) Weighted Average Risk Rating(3): 3.1 Weighted Average LTV(3): 66% (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value. (2) Includes non-consolidated senior interests and excludes vertical loan syndications and real estate corporate loan. (3) Weighted average is weighted by current principal amount. (% of total portfolio) (% of portfolio) 4Q'20 Loan Count 0 22 632 Loan Count 0 22 627 3Q'20 4Q'20 3Q'20 Weighted Average LTV(3): 67% Weighted Average Risk Rating(3): 3.1 13% 31% 14% 30% 12% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 17% 29% 18% 27% 9% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 2%

# Case Studies: Watch List Loans[1] (Risk Rating 4 & 5)

| Investment | Portland Retail[2] | New York Condo | Ft. Lauderdale Hotel | San Diego Multifamily | New York Condo | Brooklyn Hotel | Queens Industrial |
|---|---|---|---|---|---|---|---|
| Loan Type | Floating-Rate Senior Loan | Floating-Rate Senior Loan | Floating-Rate Senior Loan | Floating-Rate Senior Loan | Floating-Rate Senior Loan | Floating-Rate Senior Loan | Floating-Rate Senior Loan |
| Investment Date | October 2015 | December 2018 | November 2018 | February 2020 | August 2017 | January 2019 | July 2017 |
| Collateral | 1.1M Square Foot Retail Center | 126-Unit Class-A Residential Condominium | 346-Key Full-Service Hotel | 231-Unit Class-A Multifamily | 14 Luxury Residential Condominiums | 196-Key Hotel | Two Class–B Buildings Totaling 595k RSF |
| Loan Purpose | Refinance | Acquisition | Refinance | Acquisition | Refinance | Refinance | Acquisition |
| Location | Portland, OR | New York, NY | Ft. Lauderdale, FL | San Diego, CA | New York, NY | Brooklyn, NY | Queens, NY |
| Committed Amount | $110 million | $235 million | $152 million | $102 million | $99 million | $77 million | $70 million |
| Current Principal Amount | $110 million | $200 million | $142 million | $102 million | $99 million | $77 million | $67 million |
| Loan Basis | $101 / SF | $1,250 / SF | $409k / key | $443k / unit | $1,712 / SF | $392k / key | $111 / SF |
| Spread | L + 5.5% | L + 3.6% | L + 2.9% | L + 3.3% | L + 4.7% | L + 2.9% | L + 3.0% |
| LTV[3] | 61% | 71% | 62% | 71% | 73% | 69% | 77% |
| Max Remaining Term (Yrs.) | 0.3 | 3.0 | 2.9 | 4.1 | 0.8 | 3.1 | 1.6 |
| Loan Risk Rating | 5 | 4 | 4 | 4 | 4 | 4 | 4 |

(1) Excludes $5.5 million mezzanine loan risk-rated 5.
(2) Loan was placed on non-accrual status in October 2020.
(3) LTV is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value.

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KKR REAL ESTATE FINANCE TRUST

# Financing Overview: 83% Non-Mark-To-Market

- Diversified financing sources totaling $6.1 billion with $2.3 billion of undrawn capacity

## Summary of Outstanding Financing

| ($ in Millions) | Maximum Capacity | Outstanding Face Amount | Weighted Avg. Coupon | Advance Rate | Non-MTM |
|---|---|---|---|---|---|
| Term Credit Facilities | $1,840 | $673 | L+1.6% | 63.3% | - (1) |
| Term Lending Agreement | $900 | $900 | L+1.9% | 80.3% | ✓ |
| Warehouse Facility | $500 | $0 | n/a | n/a | ✓ |
| Asset Specific Financing | $300 | $60 | L+1.7% | 78.9% | ✓ |
| Secured Term Loan | $300 | $300 | L+4.8% | - | ✓ |
| Convertible Notes | $144 | $144 | 6.1% | - | ✓ |
| Corporate Revolving Credit Facility | $335 | $0 | L+2.0% | - | ✓ |
| **Total Corporate Obligations** | **$4,319** | **$2,077** | | | |
| Term Loan Facility | $1,000 | $948 | L+1.6% | 82.1% | ✓ |
| Collateralized Loan Obligation | $810 | $810 | L+1.4% | 81.0% | ✓ |
| **Total Leverage** | **$6,129** | **$3,835** | | | |

## Leverage Ratios


1.9x
0.1x
1.8x
3.6x
0.2x
3.4x
CECL Impact
Pre-CECL
Debt-to-Equity Ratio (2)
Total Leverage Ratio (3)

## Outstanding Secured Financing[4]


Asset Specific Financing 2%
Senior Loan Interests 4%
Secured Term Loan 8%
Term Credit Facilities 17%
Term Loan Facility 25%
Term Lending Agreement 23%
Collateralized Loan Obligation 21%
Non-Mark-to-Market 83%

(1) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions.
(2) Represents (i) total outstanding debt agreements (excluding non-recourse term loan facility), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end.
(3) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end.
(4) Based on outstanding face amount of secured financing, including non-consolidated senior interests, which result from non-recourse sales of senior loan interest in loans KREF originated, and excludes convertible notes and the corporate revolving credit facility.

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KKR REAL ESTATE FINANCE TRUST

Financing Overview: Term Credit Facilities 15 Counterparty Total / Weighted Average Drawn $446 $150 $77 $673 Capacity $1,000 $600 $240 $1,840 Collateral: Loans / Principal Balance 5 Loans / $684 3 Loans / $221 2 Loans / $158 10 Loans / $1,063 Final Stated Maturity(1) November 2023 December 2022 October 2023 - Weighted Average Pricing L + 1.4% L + 1.8% L + 1.9% L + 1.6% Weighted Average Advance 65.3% 67.8% 48.7% 63.3% Mark-to-market Credit Only Credit Only Credit Only - Property Type(2): ($ in Millions) Multi- family 50% Retail 19% Office 16% Student Housing 8% Condo 5% Industrial 2% (1) Based on extended maturity date. (2) Based on principal balance of financing.

Liquidity Overview $110.8 $335.0 $20.1 $15.9 $481.8 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Loan Repayment Receivable Total Available Liquidity(2) 16 ($ in Millions) (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts. (2) Represents proceeds from loan repayment held by the servicer as of December 31, 2020. (1) Sources of Available Liquidity • In addition to the available sources of liquidity noted below, KREF had $274.7 million of unencumbered senior loans that can be pledged to financing facilities subject to lender approval, as of December 31, 2020.

Portfolio Benefits from Attractive in the Money LIBOR Floors 17 • 99.9% of the loan portfolio is indexed to one-month USD LIBOR • Portfolio benefits from current low rate environment given in-place LIBOR floors  85% of the portfolio is subject to a LIBOR floor of at least 1.0%  Portfolio weighted average LIBOR floor of 1.64%  10% of total outstanding financing including the Secured Term Loan is subject to a LIBOR floor greater than 0.0% Net Interest Income Per Share Sensitivity to LIBOR(1) (1) Portfolio as of December 31, 2020. 0.25% LIBOR as of 12/31/2020 ($ Impact Per Share / Q) 0.50% 0.75% 1.00%0.14% $0.00 LIBOR LIBOR = 0.00%

Appendix 18

# Portfolio Details

| # | Investment | Location | Property Type | Investment Date | Total Whole Loan[2] | Committed Principal Amount[2] | Current Principal Amount | Net Equity[3] | Future Funding[4] | Coupon[5][6] | Max Remaining Term (Yrs)[5][7] | Loan Per SF / Unit / Key | LTV[5][8] | Risk Rating |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Senior Loans[1]** | | | | | | | | | | | | | | |
| 1 | Senior Loan | Chicago, IL | Multifamily | 6/28/2019 | 340.0 | 340.0 | 334.6 | 73.6 | 5.4 | L + 2.8% | 5.5 | $ 418,289 / unit | 75% | 3 |
| 2 | Senior Loan | Arlington, VA | Multifamily | 6/28/2019 | 345.0 | 278.8 | 271.1 | 71.6 | 7.7 | L + 2.6% | 3.5 | $ 244,215 / unit | 70% | 3 |
| 3 | Senior Loan | New York, NY | Condo (Resi) | 12/20/2018 | 234.5 | 234.5 | 200.1 | 43.2 | 34.4 | L + 3.6% | 3.0 | $ 1,250 / SF | 71% | 4 |
| 4 | Senior Loan | Boston, MA | Office | 5/23/2018 | 227.3 | 227.3 | 208.6 | 38.6 | 18.7 | L + 2.4% | 2.4 | $ 444 / SF | 53% | 3 |
| 5 | Senior Loan | Various | Multifamily | 5/31/2019 | 216.5 | 216.5 | 210.6 | 37.6 | 5.9 | L + 3.5% | 3.4 | $ 196,862 / unit | 74% | 3 |
| 6 | Senior Loan | Minneapolis, MN | Office | 11/13/2017 | 194.4 | 194.4 | 194.1 | 37.1 | 0.3 | L + 3.8% | 1.9 | $ 178 / SF | 63% | 2 |
| 7 | Senior Loan | Chicago, IL | Multifamily | 6/6/2019 | 186.0 | 186.0 | 179.5 | 100.3 | 3.6 | L + 3.6% | 3.4 | $ 364,837 / unit | 72% | 3 |
| 8 | Senior Loan | Denver, CO | Multifamily | 8/13/2019 | 185.0 | 185.0 | 171.6 | 50.4 | 13.4 | L + 2.8% | 3.7 | $ 288,834 / unit | 64% | 3 |
| 9 | Senior Loan | Irvine, CA | Office | 11/15/2019 | 183.3 | 183.3 | 162.3 | 46.0 | 21.0 | L + 2.9% | 3.9 | $ 255 / SF | 66% | 3 |
| 10 | Senior Loan | Philadelphia, PA | Office | 4/11/2019 | 182.6 | 182.6 | 155.0 | 25.6 | 27.6 | L + 2.6% | 3.4 | $ 220 / SF | 65% | 3 |
| 11 | Senior Loan | Washington, D.C. | Office | 12/20/2019 | 175.5 | 175.5 | 72.9 | 32.0 | 102.6 | L + 3.4% | 4.0 | $ 357 / SF | 58% | 3 |
| 12 | Senior Loan | Seattle, WA | Office | 9/13/2018 | 172.0 | 172.0 | 172.0 | 33.7 | - | L + 3.9% | 2.8 | $ 502 / SF | 62% | 3 |
| 13 | Senior Loan | Chicago, IL | Office | 7/15/2019 | 170.0 | 170.0 | 131.8 | 22.7 | 38.2 | L + 3.3% | 3.6 | $ 127 / SF | 59% | 3 |
| 14 | Senior Loan | Philadelphia, PA | Office | 6/19/2018 | 165.0 | 165.0 | 164.9 | 37.2 | 0.1 | L + 2.5% | 2.5 | $ 169 / SF | 71% | 3 |
| 15 | Senior Loan | New York, NY | Multifamily | 12/5/2018 | 163.0 | 163.0 | 148.0 | 23.4 | 15.0 | L + 2.6% | 2.9 | $ 556,391 / unit | 67% | 3 |
| 16 | Senior Loan | Oakland, CA | Office | 10/23/2020 | 509.9 | 159.7 | 94.7 | 15.0 | 10.2 | L + 4.3% | 4.9 | $ 291 / SF | 65% | 3 |
| 17 | Senior Loan | Plano, TX | Office | 2/6/2020 | 153.7 | 153.7 | 112.8 | 18.3 | 40.9 | L + 2.7% | 4.1 | $ 157 / SF | 64% | 3 |
| 18 | Senior Loan | Fort Lauderdale, FL | Hospitality | 11/9/2018 | 151.6 | 151.6 | 141.6 | 29.0 | 10.0 | L + 2.9% | 2.9 | $ 409,275 / key | 62% | 4 |
| 19 | Senior Loan | Boston, MA | Multifamily | 3/29/2019 | 138.0 | 138.0 | 137.0 | 22.3 | 1.0 | L + 2.7% | 3.3 | $ 351,282 / unit | 63% | 3 |
| 20 | Senior Loan | West Palm Beach, FL | Multifamily | 11/7/2018 | 135.0 | 135.0 | 132.1 | 21.5 | 2.9 | L + 2.9% | 2.9 | $ 162,669 / unit | 73% | 3 |
| 21 | Senior Loan | Various | Retail | 12/19/2019 | 128.9 | 128.9 | 128.9 | 19.9 | - | L + 2.6% | 4.6 | $ 95 / SF | 55% | 2 |
| 22 | Senior Loan[9] | Portland, OR | Retail | 10/26/2015 | 109.6 | 109.6 | 109.6 | 89.6 | - | L + 5.5% | 0.3 | $ 101 / SF | 61% | 5 |
| 23 | Senior Loan | San Diego, CA | Multifamily | 2/3/2020 | 102.3 | 102.3 | 102.3 | 20.9 | - | L + 3.3% | 4.1 | $ 442,965 / unit | 71% | 4 |
| 24 | Senior Loan | New York, NY | Condo (Resi) | 8/4/2017 | 99.1 | 99.1 | 99.1 | 66.2 | - | L + 4.7% | 0.8 | $ 1,712 / SF [10] | 73% | 4 |
| 25 | Senior Loan | Denver, CO | Industrial | 12/11/2020 | 95.8 | 95.8 | 18.4 | 4.8 | 77.4 | L + 3.8% | 5.0 | $ 12 / SF | 76% | 3 |
| 26 | Senior Loan | State College, PA | Student Housing | 10/15/2019 | 93.4 | 93.4 | 71.2 | 18.8 | 22.2 | L + 2.7% | 3.9 | $ 59,603 / bed | 64% | 3 |
| 27 | Senior Loan | Seattle, WA | Multifamily | 9/7/2018 | 92.3 | 92.3 | 92.3 | 16.8 | - | L + 2.6% | 2.7 | $ 515,571 / unit | 76% | 3 |
| 28 | Senior Loan | Los Angeles, CA | Multifamily | 12/11/2019 | 91.0 | 91.0 | 91.0 | 19.1 | - | L + 2.8% | 2.0 | $ 421,296 / unit | 72% | 3 |
| 29 | Senior Loan | New York, NY | Multifamily | 3/29/2018 | 86.0 | 86.0 | 86.0 | 14.5 | - | L + 2.6% | 2.3 | $ 462,366 / unit | 48% | 3 |
| 30 | Senior Loan | Seattle, WA | Office | 3/20/2018 | 80.7 | 80.7 | 80.7 | 14.7 | - | L + 3.6% | 2.3 | $ 466 / SF | 61% | 3 |
| 31 | Senior Loan | Austin, TX | Multifamily | 12/4/2020 | 80.0 | 80.0 | 78.0 | 47.4 | 2.0 | L + 3.7% | 3.9 | $ 200,000 / unit | 77% | 3 |
| 32 | Senior Loan | Philadelphia, PA | Multifamily | 10/30/2018 | 77.0 | 77.0 | 77.0 | 13.0 | - | L + 2.7% | 2.9 | $ 150,391 / unit | 73% | 3 |
| 33 | Senior Loan | Brooklyn, NY | Hospitality | 1/18/2019 | 76.9 | 76.9 | 76.9 | 16.7 | - | L + 2.9% | 3.1 | $ 392,450 / key | 69% | 4 |
| 34 | Senior Loan | Herndon, VA | Multifamily | 12/23/2019 | 73.9 | 73.9 | 73.1 | 12.1 | 0.8 | L + 2.5% | 4.0 | $ 248,787 / unit | 72% | 3 |
| 35 | Senior Loan | Arlington, VA | Multifamily | 10/23/2020 | 141.8 | 70.9 | 68.5 | 12.8 | 2.4 | L + 3.8% | 4.8 | $ 380,726 / unit | 73% | 3 |
| 36 | Senior Loan | Queens, NY | Industrial | 7/21/2017 | 70.1 | 70.1 | 66.9 | 66.8 | 3.2 | L + 3.0% | 1.6 | $ 111 / SF | 77% | 4 |
| 37 | Senior Loan | Washington, D.C. | Multifamily | 12/4/2020 | 69.0 | 69.0 | 65.0 | 64.4 | 4.0 | L + 3.5% | 4.9 | $ 259,815 / unit | 63% | 3 |
| 38 | Senior Loan | Austin, TX | Multifamily | 9/12/2019 | 67.5 | 67.5 | 67.5 | 12.4 | - | L + 2.5% | 3.7 | $ 191,218 / unit | 75% | 3 |
| 39 | Senior Loan | Denver, CO | Multifamily | 10/14/2020 | 80.0 | 40.0 | 38.7 | 7.1 | 1.3 | L + 3.6% | 3.9 | $ 460,566 / unit | 49% | 3 |
| **Total / Weighted Average** | | | | | **$5,943.6** | **$5,416.3** | **$4,886.4** | **$1,317.1** | **$472.2** | **L + 3.1%** | **3.3** | | **67%** | **3.1** |
| **Non-Senior Loans** | | | | | | | | | | | | | | |
| 1 | Floating Rate Mezzanine | Westbury, NY | Multifamily | 1/27/2020 | 20.0 | 20.0 | 20.0 | 19.9 | - | L + 9.0% | 3.6 | $ 464,135 / unit | 66% | 3 |
| 2 | Fixed Rate Mezzanine[11] | Various | Retail | 6/19/2015 | 5.5 | 5.5 | 5.5 | 0.9 | - | 11.0% | 4.5 | $ 45 / SF | 71% | 5 |
| 3 | Real Estate Corporate Loan[12] | n/a | Multifamily | 12/11/2020 | 125.0 | 50.0 | 50.0 | 49.1 | - | L + 12.0% | 5.0 | n/a | n/a | 3 |
| **Total / Weighted Average** | | | | | **$150.5** | **$75.5** | **$75.5** | **$69.9** | **$0.0** | **12.3%** | **4.6** | | **67%** | **3.1** |
| **CMBS** | | | | | | | | | | | | | | |
| **Total / Weighted Average** | | | | | | **$40.0** | **$35.7** | **$35.7** | **$4.3** | **4.7%** | **8.5** | | **58%** | |
| **Portfolio Total / Weighted Average** | | | | | | **$5,531.8** | **$4,997.6** | **$1,422.7** | **$476.5** | **4.8%** | **3.4** | | **67%** | **3.1** |
| **4Q20 Outstanding Portfolio[13]** | | | | | | | | | | | | | | **$4,997.6** |

*See footnotes on subsequent page

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Portfolio Details (1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan syndications. • For Senior Loan 7, the total whole loan is $186.0 million, of which an $81.6 million senior note was syndicated to a third party lender. Post syndication, KREF retained the mezzanine loan and a 45% interest in the senior loan which both totaled $104.4 million commitment, of which $100.7 million was funded as of December 31, 2020, at a blended interest rate of L + 4.7%. • For Senior Loan 16, the total whole loan is $509.9 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 31% of the loan or $159.7 million, of which $134.7 million in senior notes were syndicated to third party lenders. Post syndication, KREF retained a mezzanine loan with a total commitment of $25.0 million, of which $14.8 million was funded as of December 31, 2020, at an interest rate of L + 12.9%. (2) Total Whole Loan represents total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings and (ii) the cost basis of our investment in RECOP I. (4) Represents Committed Principal Amount less Current Principal Amount on Senior Loans and $4.3 million of unfunded commitment to RECOP I. (5) Weighted averages are weighted by current principal amount for senior loans and non-senior loans and by net equity for our RECOP I CMBS B-Piece investment. Non-Senior Loan 3 is excluded from the weighted average LTV. (6) L = one-month USD LIBOR rate; greater of (i) spot one-month USD LIBOR rate of 0.14% and (ii) LIBOR floor, where applicable, included in portfolio-wide averages represented as fixed rates. (7) Max remaining term (years) assumes all extension options are exercised, if applicable. (8) For senior loans, loan-to-value ratio ("LTV") LTV is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for Senior Loan 3, LTV is based on the initial loan amount divided by the appraised bulk sale value assuming a condo-conversion and no renovation; for Senior Loan 24, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost; for mezzanine loans, LTV is based on the current balance of the whole loan dividend by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance. (9) Senior Loan 22 was placed on non-accrual status in October 2020. (10) For Senior Loan 24, Loan per SF of $1,712 is based on the allocated loan amount of the residential units. Excluding the value of the retail and parking components of the collateral, the Loan per SF is $2,035 based on allocating the full amount of the loan to only the residential units. (11) For Non-Senior Loan 1, Current Principal Amount is gross of $4.7 million written-off (of amortized cost). (12) Non-Senior Loan 3 is a real estate corporate loan to a multifamily operator. (13) Represents Current Principal Amount of Senior Loans and Non-Senior Loans and Net Equity for our RECOP I CMBS B-Piece investment. 20

Fully Extended Loan Maturities 21 Fully Extended Loan Maturities(1) ($ in Millions) (1) Excludes RECOP I CMBS B-Piece investment. • Fully extended weighted average loan maturity of 3.3 years(1) $208.7 $261.0 $1,394.2 $1,971.3 $773.8 $353.1 $0 $500 $1,000 $1,500 $2,000 $2,500 2021 2022 2023 2024 2025 2026

22 Consolidated Balance Sheets (1) Includes $15.9 million and $0.0 million of loan repayment proceeds held by the servicer and receivable by KREF as of December 31, 2020 and December 31, 2019, respectively. (2) Includes $0.9 million and $0.0 million of reserve for unfunded loan commitments as of December 31, 2020 and December 31, 2019, respectively. (in thousands - except share and per share data) December 31, 2020 December 31, 2019 Assets Cash and cash equivalents $ 110,832 $ 67,619 Commercial mortgage loans, held-for-investment 4,844,534 4,931,042 Less: Allowance for credit losses (59,801) - Commercial mortgage loans, held-for-investment, net 4,784,733 4,931,042 Equity method investments 33,651 37,469 Accrued interest receivable 15,412 16,305 Other assets (1) 20,984 4,583 Total Assets $ 4,965,612 $ 5,057,018 Liabilities and Equity Liabilities Secured financing agreements, net $ 2,574,747 $ 2,884,887 Collateralized loan obligation, net 810,000 803,376 Secured term loan, net 288,028 - Convertible notes, net 140,465 139,075 Loan participations sold, net 66,232 64,966 Dividends payable 24,287 25,036 Accrued interest payable 5,381 6,686 Accounts payable, accrued expenses and other liabilities (2) 4,823 3,363 Due to affiliates 6,243 5,917 Total Liabilities 3,920,206 3,933,306 Commitments and Contingencies Temporary Equity Redeemable preferred stock 1,852 1,694 Permanent Equity Preferred stock, 50,000,000 authorized (1 share with par value of $0.01 issued and outstanding as of December 31, 2020 and December 31, 2019) - - Common stock, 300,000,000 authorized (55,619,428 and 57,486,583 shares with par value of $0.01 issued and outstanding as of December 31, 2020 and December 31, 2019, respectively) 556 575 Additional paid-in capital 1,169,695 1,165,995 Accumulated deficit (65,698) (8,594) Repurchased stock, 3,900,326 and 1,862,689 shares repurchased as of December 31, 2020 and December 31, 2019, respectively (60,999) (35,958) Total KKR Real Estate Finance Trust Inc. stockholders’ equity 1,043,554 1,122,018 Total Permanent Equity 1,043,554 1,122,018 Total Liabilities and Equity $ 4,965,612 $ 5,057,018

# Consolidated Statements of Income

| (in thousands - except share and per share data) | Three Months Ended December 31, 2020 | Three Months Ended September 30, 2020 | Three Months Ended December 31, 2019 | Year Ended December 31, 2020 | Year Ended December 31, 2019 | Year Ended December 31, 2018 |
|---|---|---|---|---|---|---|
| **Net Interest Income** | | | | | | |
| Interest income | $ 63,201 | $ 67,689 | $ 72,417 | $ 269,188 | $ 274,335 | $ 183,575 |
| Interest expense | 28,835 | 28,832 | 41,333 | 127,312 | 158,860 | 85,017 |
| Total net interest income | 34,366 | 38,857 | 31,084 | 141,876 | 115,475 | 98,558 |
| **Other Income** | | | | | | |
| Gain (loss) on sale of investments | - | - | 71 | - | (2,688) | 13,000 |
| Income (loss) from equity method investments | 1,168 | 973 | 1,254 | 537 | 4,568 | 3,065 |
| Change in net assets related to CMBS consolidated variable interest entities | - | - | - | - | 1,665 | 2,588 |
| Other income | 86 | 102 | 447 | 744 | 2,453 | 1,440 |
| Total other income (loss) | 1,254 | 1,075 | 1,772 | 1,281 | 5,998 | 20,093 |
| **Operating Expenses** | | | | | | |
| General and administrative | 2,862 | 3,563 | 2,676 | 14,238 | 10,522 | 7,812 |
| Provision for (Reversal of) credit losses, net | (3,438) | (126) | - | 50,344 | - | - |
| Management fees to affiliate | 4,252 | 4,223 | 4,280 | 16,992 | 17,135 | 16,346 |
| Incentive compensation to affiliate | 2,929 | 990 | 1,174 | 6,774 | 3,272 | 4,756 |
| Total operating expenses | 6,605 | 8,650 | 8,130 | 88,348 | 30,929 | 28,914 |
| **Income (Loss) Before Income Taxes, Preferred Dividends and Redemption Value Adjustment** | **29,015** | **31,282** | **24,726** | **54,809** | **90,544** | **89,737** |
| Income tax expense (benefit) | 157 | 96 | 213 | 412 | 579 | (70) |
| **Net Income (Loss)** | **28,858** | **31,186** | **24,513** | **54,397** | **89,965** | **89,807** |
| **Redeemable Noncontrolling Interests in Income (Loss) of Consolidated Joint Venture** | - | - | - | - | - | 63 |
| **Net Income (Loss) Attributable to KKR Real Estate Finance Trust Inc. and Subsidiaries** | **28,858** | **31,186** | **24,513** | **54,397** | **89,965** | **89,744** |
| Preferred Stock Dividends and Redemption Value Adjustment | 82 | (165) | (276) | 844 | (527) | 2,451 |
| **Net Income (Loss) Attributable to Common Stockholders** | **$ 28,776** | **$ 31,351** | **$ 24,789** | **$ 53,553** | **$ 90,492** | **$ 87,293** |
| **Net Income (Loss) Per Share of Common Stock, Basic** | **$ 0.52** | **$ 0.56** | **$ 0.43** | **$ 0.96** | **$ 1.58** | **$ 1.58** |
| **Net Income (Loss) Per Share of Common Stock, Diluted** | **$ 0.52** | **$ 0.56** | **$ 0.43** | **$ 0.96** | **$ 1.57** | **$ 1.58** |
| Weighted Average Number of Shares of Common Stock Outstanding, Basic | 55,619,428 | 55,491,405 | 57,486,583 | 55,985,014 | 57,426,912 | 55,136,548 |
| Weighted Average Number of Shares of Common Stock Outstanding, Diluted | 55,669,230 | 55,632,170 | 57,595,424 | 56,057,237 | 57,532,490 | 55,171,061 |
| Dividends Declared per Share of Common Stock | $ 0.43 | $ 0.43 | $ 0.43 | $ 1.72 | $ 1.72 | $ 1.69 |

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# Reconciliation of GAAP Net Income to Distributable Earnings

- Commencing for all periods ending on or after December 31, 2020, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Such measure replaces our prior presentation of Core Earnings. See Appendix for definition.

| (in thousands - except share and per share data) | Year Ended | Three Months Ended | | | |
|---|---|---|---|---|---|
| | December 31, 2020 | December 31, 2020 | September 30, 2020 | June 30, 2020 | March 31, 2020 |
| **Net Income (Loss) Attributable to Common Stockholders** | **$ 53,553** | **$ 28,776** | **$ 31,351** | **$ 28,590** | **$ (35,164)** |
| ***Adjustments*** | | | | | |
| Non-cash equity compensation expense | 5,676 | 1,305 | 1,390 | 1,374 | 1,607 |
| Unrealized (gains) or losses[1][2] | 4,036 | (203) | (178) | 973 | 3,444 |
| Provision for (Reversal of) credit losses, net | 50,344 | (3,438) | (126) | (1,366) | 55,274 |
| Non-cash convertible notes discount amortization | 362 | 91 | 91 | 90 | 90 |
| Loan write-off | (4,650) | - | - | (4,650) | - |
| **Distributable Earnings** | **$ 109,321** | **$ 26,531** | **$ 32,528** | **$ 25,011** | **$ 25,251** |
| Weighted Average Shares Outstanding | | | | | |
| Basic | 55,985,014 | 55,619,428 | 55,491,405 | 55,491,937 | 57,346,726 |
| Diluted | 56,057,237 | 55,669,230 | 55,632,170 | 55,504,077 | 57,432,611 |
| **Distributable Earnings per Weighted Average Share, Basic** | **$ 1.95** | **$ 0.48** | **$ 0.59** | **$ 0.45** | **$ 0.44** |
| **Distributable Earnings per Weighted Average Share, Diluted** | **$ 1.95** | **$ 0.48** | **$ 0.58** | **$ 0.45** | **$ 0.44** |

(1) Includes ($0.1) million, ($0.3) million, $0.2 million, and $0.4 million non-cash redemption value adjustment of our SNVPS during 4Q'20, 3Q'20, 2Q'20 and 1Q'20, respectively.
(2) Includes ($0.1) million, $0.1 million, $0.8 million, and $3.0 million of unrealized loss (gain) on RECOP I, an equity method investment, during 4Q'20, 3Q'20, 2Q'20 and 1Q'20, respectively.

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Reconciliation of GAAP Net Income to Distributable Earnings 25 (1) Includes $0.2 million, ($1.2) million and $1.6 million non-cash redemption value adjustment of our SNVPS during the years ended December 31, 2020, 2019 and 2018, respectively. (2) Includes $3.9 million of unrealized loss on RECOP I, an equity method investment, during year ended December 31, 2020. (3) Includes $5.5 million and $6.4 million of unrealized gains related to the first quarter of 2018 and to prior periods, respectively, that were realized during the year ended December 31, 2018. (in thousands - except share and per share data) December 31, 2020 December 31, 2019 December 31, 2018 Net Income (Loss) Attributable to Common Stockholders 53,553$ 90,492$ 87,293$ Adjustments Non-cash equity compensation expense 5,676 4,091 1,973 Unrealized (gains) or losses (1)(2) 4,036 1,179 (1,370) Provision for credit losses, net 50,344 - - Non-cash convertible notes discount amortization 362 360 224 Loan write-off (4,650) - - Reversal of previously unrealized loss now realized (3) - 191 11,900 Distributable Earnings 109,321$ 96,313$ 100,020$ Weighted Average Shares Outstanding Basic 55,985,014 57,426,912 55,136,548 Diluted 56,057,237 57,532,490 55,171,061 Distributable Earnings per Weighted Average Share, Basic 1.95$ 1.68$ 1.81$ Distributable Earnings per Weighted Average Share, Diluted 1.95$ 1.67$ 1.81$ Year Ended

Key Definitions 26 “Distributable Earnings": Commencing for all periods ending on or after December 31, 2020, the Company has elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental basis to KREF’s net income as determined in accordance with GAAP as the Company believes it would be useful to investors in evaluating the Company’s operating performance and its ability to pay its dividends. Distributable Earnings replaces the Company’s prior presentation of Core Earnings, and Core Earnings presentations from prior reporting periods have been recast as Distributable Earnings. The Company defines Distributable Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. While Distributable Earnings excludes the impact of the unrealized current provision for credit losses, any loan losses are charged off and realized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosure, when the underlying asset is sold), or (ii) with respect to any amounts due under any loan, when such amount is determined to be non-collectible. Distributable Earnings should not be considered as a substitute for GAAP net income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs.